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
                                                                                          Exhibit 20.1

Chase Bank - Retail Card Services Group                                                         Monthly Report
Certificateholders' Statement                                   Chase Credit Card Master Trust
                                                                       Series 1995-1

Section 5.2 - Supplement                                     Class A             Class B          Collateral              Total

(i)     Monthly Principal Distributed                           0.00              0.00              0.00                    0.00

(ii)    Monthly Interest Distributed                    3,387,708.33        288,142.36        377,343.75            4,053,194.44
        Deficiency Amounts                                      0.00              0.00                                      0.00
        Additional Interest                                     0.00              0.00                                      0.00
        Accrued and Unpaid Interest                                                                 0.00                    0.00

(iii)   Collections of Principal Receivables           69,368,312.40      5,780,692.70      7,432,319.19           82,581,324.28

(iv)    Collections of Finance Charge Receivables      10,406,281.81        867,190.15      1,114,958.77           12,388,430.72

(v)     Aggregate Amount of Principal Receivables                                                              13,188,092,616.78

                        Investor Interest             750,000,000.00     62,500,000.00     80,357,142.86          892,857,142.86
                        Adjusted Interest             750,000,000.00     62,500,000.00     80,357,142.86          892,857,142.86

                                           Series
        Floating Investor Percentage              6.77%        84.00%             7.00%             9.00%                 100.00%
        Fixed Investor Percentage                 6.77%        84.00%             7.00%             9.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                    94.69%
                30 to 59 days                                                                                               1.72%
                60 to 89 days                                                                                               1.23%
                90 or more days                                                                                             2.36%
                        Total Receivables                                                                                 100.00%
(vii)   Investor Default Amount                         4,732,347.89        394,362.32        507,037.27            5,633,747.49
(viii)  Investor Charge-Offs                                    0.00              0.00              0.00                    0.00
(ix)    Reimbursed Investor Charge-Offs/Reductions              0.00              0.00              0.00

(x)     Servicing Fee                                     625,000.00         52,083.33         66,964.29              744,047.62

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                     9.08%

(xii)   Reallocated Monthly Principal                                            0.00              0.00                    0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  750,000,000.00    62,500,000.00     80,357,142.86          892,857,142.86

(xiv)   LIBOR                                                                                                            5.6875%

(xv)    Principal Funding Account Balance                                                                                  0.00

(xvi)   Accumulation Shortfall                                                                                             0.00

(xvii)  Principal Funding Investment Proceeds                                                                              0.00

(xviii) Principal Investment Funding Shortfall

(xix)   Available Funds                                 9,781,281.81       815,106.82      1,047,994.48           11,644,383.10

(xx)    Certificate Rate                                     5.8075%          5.9275%           6.0375%

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

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Chase Bank - Retail Card Services Group                                                                      Monthly Report
Certificateholders' Statement                                       Chase Credit Card Master Trust
                                                                      Series 1995-2

Section 5.2 - Supplement                                Class A          Class B        Collateral               Total
----------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                            0.00                0.00          0.00                   0.00

(ii)   Monthly Interest Distributed                     3,115,000.00          181,245.17    225,979.68           3,522,224.85
       Deficiency Amounts                                       0.00                0.00                                 0.00
       Additional Interest                                      0.00                0.00                                 0.00
       Accrued and Unpaid Interest                                                                0.00                   0.00

(iii)  Collections of Principal                         55,494,649.92       3,153,021.03  4,414,431.24          63,062,102.18
       Receivables

(iv)   Collections of Finance Charge Receivables        8,325,025.45          473,000.20    662,230.55           9,460,256.19

(v)    Aggregate Amount of Principal Receivables                                                            13,188,092,616.78

                                           Investor     600,000,000.00     34,090,000.00 47,728,181.82         681,818,181.82
                                           Interest
                                           Adjusted     600,000,000.00     34,090,000.00 47,728,181.82         681,818,181.82
                                           Interest

                                              Series
       Floating Investor Percentage               5.17%       88.00%               5.00%         7.00%                100.00%
       Fixed Investor Percentage                  5.17%       88.00%               5.00%         7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
              Current                                                                                                  94.69%
              30 to 59 days                                                                                             1.72%
              60 to 89 days                                                                                             1.23%
              90 or more days                                                                                           2.36%
                                                                                                             ---------------
                                           Total Receivables                                                          100.00%

(vii)  Investor Default Amount                          3,785,878.31          215,100.99    301,155.15          4,302,134.45

(viii) Investor Charge-Offs                                     0.00                0.00          0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions               0.00                0.00          0.00

(x)    Servicing Fee                                      500,000.00           28,408.33     39,773.48             568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   9.08%

(xii)  Reallocated Monthly Principal                                                0.00          0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)     600,000,000.00     34,090,000.00 47,728,181.82        681,818,181.82

(xiv)  LIBOR                                                                                                          5.6875%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvi)  Accumulation Shortfall                                                                                           0.00

(xvii) Principal Funding Investment                                                                                     0.00
       Proceeds

(xviii)Principal Investment Funding
        Shortfall
                                                                                                             ===============

(xix)   Available Funds                                  7,825,025.45          444,591.86    622,457.06         8,892,074.37

(xx)    Certificate Rate                                      6.2300%             6.3800%       6.0875%

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Chase Bank - Retail Card Services Group                                                               Monthly Report
Certificateholders' Statement                                     Chase Credit Card Master Trust
                                                                   Series 1995-3

Section 5.2 - Supplement                                 Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                              0.00             0.00        0.00                 0.00

(ii)   Monthly Interest Distributed                       2,336,250.00       136,149.60  171,471.05         2,643,870.65
       Deficiency Amounts                                         0.00             0.00                             0.00
       Additional Interest                                        0.00             0.00                             0.00
       Accrued and Unpaid Interest                                                             0.00                 0.00

(iii)  Collections of Principal Receivables              41,620,987.44     2,364,812.023,310,777.18        47,296,576.63

(iv)   Collections of Finance Charge Receivables          6,243,769.08       354,757.08  496,665.97         7,095,192.14

(v)    Aggregate Amount of Principal Receivables                                                       13,188,092,616.78

                                      Investor Interest 450,000,000.00    25,568,000.035,795,636.36       511,363,636.36
                                      Adjusted Interest 450,000,000.00    25,568,000.035,795,636.36       511,363,636.36

                                         Series
       Floating Investor Percentage                 3.88%        88.00%            5.00%       7.00%              100.00%
       Fixed Investor Percentage                    3.88%        88.00%            5.00%       7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
             Current                                                                                               94.69%
             30 to 59 days                                                                                          1.72%
             60 to 89 days                                                                                          1.23%
             90 or more days                                                                                        2.36%
                                                                                                           --------------
                                        Total Receivables                                                         100.00%

(vii)  Investor Default Amount                            2,839,408.73       161,328.89  225,863.21         3,226,600.83

(viii) Investor Charge-Offs                                       0.00             0.00        0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00             0.00        0.00

(x)    Servicing Fee                                        375,000.00        21,306.67   29,829.70           426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               9.08%

(xii)  Reallocated Monthly Principal                                               0.00        0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)     450,000,000.00    25,568,000.035,795,636.36       511,363,636.36

(xiv)  LIBOR                                                                                                        5.6875%

(xv)   Principal Funding Account Balance                                                                            0.00

(xvi)  Accumulation Shortfall                                                                                       0.00

(xvii) Principal Funding Investment Proceeds                                                                        0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                             ==============

(xix)  Available Funds                                    5,868,769.08       333,450.42  466,836.28         6,669,055.78

(xx)   Certificate Rate                                         6.2300%          6.3900%     6.2125%

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Chase Bank - Retail Card Services Group                                                          Monthly Report
Certificateholders' Statement                          Chase Credit Card Master Trust
                                                        Series 1996-1

Section 5.2 - Supplement                            Class A       Class B        Collateral                   Total
---------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                     0.00             0.00          0.00                       0.00

(ii)   Monthly Interest Distributed             3,237,500.00       189,248.43    263,641.39               3,690,389.82
       Deficiency Amounts                               0.00             0.00                                     0.00
       Additional Interest                              0.00             0.00                                     0.00
       Accrued and Unpaid Interest                                                     0.00                       0.00

(iii)  Collections of Principal Receivables    64,743,758.24     3,678,555.36  5,150,138.94              73,572,452.54

(iv)   Collections of Finance Charge Receivable 9,712,529.69       551,838.19    772,597.68              11,036,965.55

(v)    Aggregate Amount of Principal Receivables                                                     13,188,092,616.78

                            Investor Interest 700,000,000.00    39,772,000.0  55,682,545.45             795,454,545.45
                            Adjusted Interest 700,000,000.00    39,772,000.0  55,682,545.45             795,454,545.45

                                   Series
       Floating Investor Percentage        6.03%      88.00%            5.00%          7.00%                    100.00%
       Fixed Investor Percentage           6.03%      88.00%            5.00%          7.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
             Current                                                                                             94.69%
             30 to 59 days                                                                                        1.72%
             60 to 89 days                                                                                        1.23%
             90 or more days                                                                                      2.36%
                                                                                                         --------------
                                 Total Receivables                                                              100.00%

(vii)  Investor Default Amount                  4,416,858.03       250,953.25    351,345.57               5,019,156.85

(viii) Investor Charge-Offs                             0.00             0.00          0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions       0.00             0.00          0.00

(x)    Servicing Fee                              583,333.33        33,143.33     46,402.12                 662,878.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                             9.08%

(xii)  Reallocated Monthly Principal                                     0.00          0.00                       0.00

(xiii) Closing Investor InterestClass A Adj   700,000,000.00    39,772,000.00 55,682,545.45             795,454,545.45

(xiv)  LIBOR                                                                                                   5.6875%

(xv)   Principal Funding Account Balance                                                                          0.00

(xvi)  Accumulation Shortfall                                                                                     0.00

(xvii) Principal Funding Investment Proceeds                                                                      0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                        ==============

(xix)  Available Funds                         9,129,196.35       518,694.85     726,195.56              10,374,086.77

(xx)   Certificate Rate                                5.5500%          5.7100%        6.0875%

---------------------------------------------------------------------------------------------------------------
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Chase Bank - Retail Card Services Group                                                                Monthly Report
Certificateholders' Statement                              Chase Credit Card Master Trust
                                                             Series 1996-2

Section 5.2 - Supplement                             Class A        Class B         Collateral                   Total
---------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                       0.00              0.00           0.00                       0.00

(ii)   Monthly Interest Distributed                2,740,833.33        160,416.67     219,053.82               3,120,303.82
       Deficiency Amounts                                  0.00              0.00                                      0.00
       Additional Interest                                 0.00              0.00                                      0.00
       Accrued and Unpaid Interest                                                          0.00                       0.00

(iii)  Collections of Principal Receivables       50,870,095.76      2,890,346.35   4,046,484.89              57,806,927.00

(iv)   Collections of Finance Charge Receivables   7,631,273.33        433,595.08     607,033.11               8,671,901.51

(v)    Aggregate Amount of Principal Receivables                                                          13,188,092,616.78

                               Investor Interest 550,000,000.00     31,250,000.00  43,750,000.00             625,000,000.00
                               Adjusted Interest 550,000,000.00     31,250,000.00  43,750,000.00             625,000,000.00

                                      Series
       Floating Investor Percentage            4.74%      88.00%             5.00%          7.00%                    100.00%
       Fixed Investor Percentage               4.74%      88.00%             5.00%          7.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
             Current                                                                                                  94.69%
             30 to 59 days                                                                                             1.72%
             60 to 89 days                                                                                             1.23%
             90 or more days                                                                                           2.36%
                                                                                                              --------------
                                  Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                     3,470,388.45        197,181.16     276,053.63               3,943,623.24

(viii) Investor Charge-Offs                                0.00              0.00           0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions          0.00              0.00           0.00

(x)    Servicing Fee                                 458,333.33         26,041.67      36,458.33                 520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  9.08%

(xii)  Reallocated Monthly Principal                                         0.00           0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjuste550,000,000.00     31,250,000.00  43,750,000.00             625,000,000.00

(xiv)  LIBOR                                                                                                         5.6875%

(xv)   Principal Funding Account Balance                                                                             0.00

(xvi)  Accumulation Shortfall                                                                                        0.00

(xvii) Principal Funding Investment Proceeds                                                                         0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                             ==============

(xix)  Available Funds                             7,172,939.99        407,553.41     570,574.77               8,151,068.17

(xx)   Certificate Rate                                    5.9800%           6.1600%        6.4375%

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Chase Bank - Retail Card Services Group                                                              Monthly Report
Certificateholders' Statement                                       Chase Credit Card Master Trust
                                                                        Series 1996-3

Section 5.2 - Supplement                                   Class A        Class B        Collateral                  Total
------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00           0.00           0.00                         0.00

(ii)   Monthly Interest Distributed                        2,434,132.89     141,813.47     164,089.79                 2,740,036.15
       Deficiency Amounts                                          0.00           0.00                                        0.00
       Additional Interest                                         0.00           0.00                                        0.00
       Accrued and Unpaid Interest                                                               0.00                         0.00

(iii)  Collections of Principal Receivables               38,104,753.93   2,165,031.28   3,031,158.55                43,300,943.76

(iv)   Collections of Finance Charge Receivables           5,716,281.60     324,786.99     454,719.01                 6,495,787.60

(v)    Aggregate Amount of Principal Receivables                                                                 13,188,092,616.78

                                     Investor Interest   411,983,000.00  23,408,000.00  32,772,440.86               468,163,440.86
                                     Adjusted Interest   411,983,000.00  23,408,000.00  32,772,440.86               468,163,440.86

                                            Series
       Floating Investor Percentage                 3.55%         88.00%          5.00%          7.00%                      100.00%
       Fixed Investor Percentage                    3.55%         88.00%          5.00%          7.00%                      100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                        94.69%
              30 to 59 days                                                                                                   1.72%
              60 to 89 days                                                                                                   1.23%
              90 or more days                                                                                                 2.36%
                                                                                                                -------------------
                                          Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                             2,599,529.17     147,699.73     206,787.46                 2,954,016.36

(viii) Investor Charge-Offs                                        0.00           0.00           0.00                         0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00           0.00

(x)    Servicing Fee                                         343,319.17      19,506.67      27,310.37                   390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         9.08%

(xii)  Reallocated Monthly Principal                                              0.00           0.00                         0.00

(xiii) Closing Investor Interest (Class A Adjusted)      411,983,000.00  23,408,000.00  32,772,440.86               468,163,440.86

(xiv)  LIBOR                                                                                                                5.6875%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Accumulation Shortfall                                                                                                 0.00

(xvii) Principal Funding Investment Proceeds                                                                                  0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                     ===================

(xix)  Available Funds                                     5,372,962.43     305,280.33     427,408.64                 6,105,651.40

(xx)   Certificate Rate                                            7.0900%        7.2700%        6.4375%

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